SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, CT	06831 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (855) 976-6951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 2, 2021, GXO Logistics, Inc. (“GXO”), a wholly owned subsidiary of XPO Logistics, Inc. (“XPO” or the “Company”), completed its previously announced offering of $800 million in aggregate principal amount of 144A notes with registration rights, consisting of $400 million in aggregate principal amount of notes due 2026 (the “2026 notes”) and $400 million in aggregate principal amount of notes due 2031 (the “2031 notes”, and together with the 2026 notes, the “notes”). The notes were issued pursuant to an indenture dated as of July 2, 2021 (the “Base Indenture”) as supplemented by the First Supplemental Indenture dated as of July 2, 2021 (the “Supplemental Indenture”, and the Base Indenture as amended or supplemented by the Supplemental Indenture, the “Indenture”), in each case between GXO and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

The notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The offering of the notes has not been registered under the Securities Act or any state securities laws and the notes may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or except in a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The 2026 notes will accrue interest at a rate of 1.650% per year, payable semi-annually in cash in arrears on January 15 and July 15 of each year, beginning on January 15, 2022. The 2026 notes will mature on July 15, 2026, unless earlier repurchased or redeemed, if applicable. The 2031 notes will accrue interest at a rate of 2.650% per year, payable semi-annually in cash in arrears on January 15 and July 15 of each year, beginning on January 15, 2022. The 2031 notes will mature on July 15, 2031, unless earlier repurchased or redeemed, if applicable.

GXO may redeem some or all of the notes of each series at the applicable redemption price, as described in the Supplemental Indenture.

The Indenture contains customary events of default with respect to the notes, including failure to make required payments, failure to comply with certain agreements or covenants and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the notes. If any other event of default under the Indenture occurs and is continuing with respect to a series of notes, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding notes of such series may declare the acceleration of the amounts due under the applicable notes.

The notes are GXO’s unsecured, unsubordinated debt obligations (except with respect to the escrow account described in the succeeding sentence), and rank equally in right of payment with GXO’s other existing and future unsecured, unsubordinated obligations. The net proceeds from the notes will initially be placed in an escrow account to be released, subject to the satisfaction of certain terms and conditions, prior to the distribution of shares of GXO common stock to XPO’s stockholders (the “distribution”) in connection with the previously announced planned separation of GXO from XPO. GXO will distribute a portion of the net proceeds from the sale of the notes to XPO. XPO intends to use those proceeds to pay principal and accrued interest on a portion of its outstanding indebtedness.

In certain circumstances set forth in the Supplemental Indenture relating to the failure of the distribution to be consummated or GXO’s notice to the Trustee that it will not pursue the spin-off, GXO will be required to redeem the notes then outstanding at a redemption price equal to 101% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the special mandatory redemption date, in accordance with the terms of the Supplemental Indenture.

The foregoing descriptions of the Base Indenture and Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Base Indenture and the Supplemental Indenture, copies of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
4.1	Indenture, dated as of July 2, 2021, among GXO Logistics, Inc. and Wells Fargo Bank, National Association, as Trustee
4.2	First Supplemental Indenture, dated as of July 2, 2021, among GXO Logistics, Inc. and Wells Fargo Bank, National Association, as Trustee
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including the statements above regarding plans, benefits and timing of the contemplated spin-off transaction. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks or similar incidents; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our logistics segment, including final approval for the proposed spin-off and the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off on the size and business diversity of our company; the ability of the proposed spin-off to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our substantial indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; and governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2021	XPO LOGISTICS, INC.
	By:	/s/ Karlis P. Kirsis
Karlis P. Kirsis
Corporate Secretary